        As filed with the Securities and Exchange Commission on August 19, 1999
                                                    Registration No. 333-______
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                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                      ----------------------------

                               FORM S-8
                        REGISTRATION STATEMENT
                                UNDER
                      THE SECURITIES ACT OF 1933

                      ----------------------------

                           AVANT! CORPORATION
         (Exact name of registrant as specified in its charter)

          DELAWARE                                           94-3133226
  (State or other jurisdiction                             (IRS Employer
of incorporation or organization)                        Identification No.)

                             46871 Bayside Parkway
                               Fremont, CA 94538
              (Address of principal executive offices) (Zip Code)

                      ----------------------------

      XYNETIX DESIGN SYSTEMS 1993 EMPLOYEE AND CONSULTANT STOCK OPTION PLAN XYNETIX DESIGN SYSTEMS 1993 EMPLOYEE AND CONSULTANT STOCK OPTION PLAN
                       (UNITED KINGDOM VERSION)

                       (Full title of the Plans)

                      ----------------------------

                             GERALD C. HSU
                 PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          AVANT! CORPORATION
            46871 BAYSIDE PARKWAY, FREMONT, CALIFORNIA 94538
                 (Name and address of agent for service)
                           (510) 413-8000
     (Telephone number, including area code, of agent for service)

                      ----------------------------

                     CALCULATION OF REGISTRATION FEE
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
     Title of                                 Proposed Maximum      Proposed Maximum
    Securities                Amount             Offering             Aggregate           Amount of
      to be                   to be               Price                Offering         Registration
     Registered             Registered (1)      per Share (2)          Price (2)             Fee
     ----------             ----------          -------------          ---------             ---
     Options               3,450,375 SHARES        N/A                    N/A                N/A
     Common Stock
     (par value $.001)     3,450,375 SHARES      $0.068207              $235,340             $66


(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Avant! Corporation's Xynetix Design Systems 1993 Employee and Consultant Stock Option Plan and/or the Avant! Corporation's Xynetix Design Systems 1993 Employee and Consultant Stock Option Plan (United Kingdom Version) by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of Avant! Corporation.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the weighted average exercise price of the outstanding options.

                                       PART II

                   INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. INCORPORATION OF DOCUMENTS BY REFERENCE

        Avant! Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

        (a) The Registrant's 1998 Annual Report on Form 10-K, filed with the SEC on March 31, 1999 pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act");

        (b) The Registrant's Quarterly Report on Form 10-Q, filed pursuant to Section 13 or 15(d) of the 1934 Act for the fiscal quarter ended June 30, 1999;

        (c) The Registrant's Quarterly Report on Form 10-Q, filed pursuant to Section 13 or 15(d) of the 1934 Act for the fiscal quarter ended March 31, 1999;

        (d) All other reports filed pursuant to Section 13(a) or 15(d) of the 1934 Act, since the end of the fiscal year covered by the registrant document referred to in (a) above; and

        (e) The description of the Registrant's outstanding Common Stock contained in the Registrant's Registration Statement No. 0-25864 on Form 8-A filed with the SEC on April 12, 1995, pursuant to Section 12 of the 1934 Act, including any amendment or report filed for the purpose of updating such description.

        All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4. DESCRIPTION OF SECURITIES

        Not Applicable.

Item 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

        Not Applicable.

Item 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

        Section 145 of the Delaware General Corporation Law authorizes a court to award or a corporation's Board of Directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the 1933 Act. The Registrant's Bylaws provide for mandatory indemnification of its directors and officers and permissible indemnification of employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. The Registrant's Certificate of Incorporation provides that, pursuant to Delaware law, its directors shall not be liable for monetary damages for breach of their fiduciary duty as directors to the Registrant and its stockholders. This provision in the Certificate of Incorporation does not eliminate the fiduciary duty of the directors, and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws. The Registrant has entered into Indemnification Agreements with its officers and directors. The Indemnification Agreements provide the Registrant's officers and directors with further indemnification to the maximum extent permitted by the Delaware General Corporation Law.

Item 7. EXEMPTION FROM REGISTRATION CLAIMED

        Not Applicable.

Item 8. EXHIBITS

EXHIBIT NUMBER     EXHIBIT
     4             Instrument Defining Rights of Stockholders.  Reference is
                   made to Registrant's  Registration Statement No. 0-25864
                   on Form 8-A, which is incorporated herein by reference
                   pursuant to Item 3 of this Registration Statement.
     5             Opinion and consent of Gunderson Dettmer Stough Villeneuve
                   Franklin & Hachigian, LLP.
    23.1           Consent of KPMG, LLP, Independent Public Accountants.
    23.2           Consent of Gunderson Dettmer Stough Villeneuve Franklin &
                   Hachigian, LLP, is contained in Exhibit 5.
    24             Power of Attorney.  Reference is made to page II-4 of this
                   Registration Statement.

Item 9. UNDERTAKINGS

               A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; PROVIDED, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference in this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's Xynetix Design Systems 1993 Employee and Consultant Stock Option Plan and/or the Registrant's Xynetix Design Systems 1993 Employee and Consultant Stock Option Plan (United Kingdom Version).

               B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                    SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California on this 19th day of August, 1999.


                                            AVANT! CORPORATION


                                            By:  /S/ GERALD C. HSU
                                               ------------------------------
                                                 Gerald C. Hsu
                                                 Chairman of the Board
                                                 President and Chief
                                                 Executive Officer


                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned officers and directors of Avant! Corporation, a Delaware corporation, do hereby constitute and appoint Gerald C. Hsu and Sam Chang, and either of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and either one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                           Title                                                Date
---------                           -----                                                ----
/S/ GERALD C. HSU                   President, Chief Executive Officer and         August 19, 1999
--------------------------          Director
Gerald C. Hsu                       (Principal Executive Officer)


/S/ SAM CHANG                       Head of Finance                                August 19, 1999
--------------------------          (Principal Financial and Accounting Officer)
Sam Chang

Signature                           Title                                                Date
---------                           -----                                                ----
/S/ ERIC A. BRILL                   Director                                       August 19, 1999
--------------------------
Eric A. Brill


/S/ CHARLES ST. CLAIR               Director                                       August 19, 1999
--------------------------
Charles St. Clair


/S/ MORIYUKI CHIMURA                Director                                       August 19, 1999
--------------------------
Moriyuki Chimura


/S/ DANIEL D. TAYLOR                Director                                       August 19, 1999
--------------------------
Daniel D. Taylor

                                   EXHIBIT INDEX

EXHIBIT NUMBER        EXHIBIT
   4                  Instrument Defining Rights of Stockholders.  Reference
                      is made to Registrant's  Registration Statement No.
                      0-25864 on Form 8-A, which is incorporated herein by
                      reference pursuant to Item 3 of this Registration
                      Statement.
   5                  Opinion and consent of Gunderson Dettmer Stough
                      Villeneuve Franklin & Hachigian, LLP.
  23.1                Consent of KPMG, LLP, Independent Public Accountants.
  23.2                Consent of Gunderson Dettmer Stough Villeneuve Franklin
                      & Hachigian, LLP, is contained in Exhibit 5.
  24                  Power of Attorney.  Reference is made to page II-4 of
                      this Registration Statement.